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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 28, 2006
                                                   -----------------------------

                  First Franklin Mortgage Loan Trust 2006-FFH1
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             (Exact Name of Issuing Entity as Specified in Charter)

                        Asset Backed Funding Corporation
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                (Exact Name of Depositor as Specified in Charter)

                      Bank of America, National Association
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                 (Exact Name of Sponsor as Specified in Charter)

        New York                     333-127970-03             75-2533468
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(State or Other Jurisdiction of   (Commission File Number   (I.R.S. Employer
Incorporation of Issuing Entity)    of Issuing Entity)      Identification No.
                                                            of Depositor)

100 North Tryon Street, Charlotte, North Carolina           28255
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(Address of Principal Executive Offices)                    (Zip Code)


Depositor's telephone number, including area code             (212) 583-8405
                                                  ------------------------------


                                       N/A
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          (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 9 - Financial Statements and Exhibits


Item 9.01         (c).     Exhibits

         (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

             5.1    Legality Opinion of Hunton & Williams LLP.

             8.1    Tax Opinion of Hunton & Williams LLP (included as part of
                    Exhibit 5.1).

             23     Consent of Hunton & Williams LLP (included as part of
                    Exhibit 5.1).



                            Signature page to follow

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                              ASSET BACKED FUNDING CORPORATION

                              By:   /s/ Juanita L. Deane-Warner
                                    --------------------------------------------

                              Name: Juanita L. Deane-Warner

                              Title: Vice President



Date:  February 28, 2006
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                        ASSET BACKED FUNDING CORPORATION

                                  EXHIBIT INDEX

                                                              Paper (P) or
Exhibit No.    Exhibit Description                            Electronic (E)
-----------    -------------------                            --------------

5.1            Legality Opinion of Hunton & Williams LLP.           E
8.1            Tax Opinion of Hunton & Williams LLP                 E
               (included as part of Exhibit 5.1).
23             Consent of Hunton & Williams LLP                     E
               (included as part of Exhibit 5.1).